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                         SUPPLEMENT DATED July 28, 1997
                    to the Prospectus dated December 31, 1996

                 SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
                      SCHWAB LONG-TERM GOVERNMENT BOND FUND

UPCOMING SHAREHOLDERS MEETING. On May 20, 1997, the Board of Trustees of each Fund approved the following items to be voted on by Fund shareholders:

      -  To elect seven Trustees.

      - To amend each Fund's fundamental investment objective resulting in changing the Funds from Government bond funds to bond index funds that would include Government and other fixed income securities.

      - To eliminate, reclassify or amend each Fund's fundamental investment restrictions.

      - To transact such other business as may properly come before the Meeting.

The Board of Trustees fixed the close of business on June 25, 1997, as the record date for determining which shareholders are entitled to notice of, and to vote at, the Special Meeting of Shareholders ("Meeting") and any adjournments. Proxy statements and ballots will be first mailed on July 28, 1997 to each shareholder of record on the record date. ONLY shareholders of record on the record date are entitled to vote, either by proxy or in person, at the Meeting. Shares purchased or received after the record date will not be entitled to vote, either by proxy or in person, at the Meeting. The Meeting is scheduled to take place on September 22, 1997, at 10:00 a.m. Pacific time.

In addition to solicitation of proxies by mail, the Investment Manager has retained a proxy solicitation firm to assist the solicitation. The costs of solicitation and expenses incurred in connection with preparing the proxy statement and its enclosures will be borne pro rata by the Funds.

Currently the Investment Manager and Schwab have voluntarily guaranteed that the total operating expenses of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund will not exceed 0.49% and 0.30%, respectively, of the Funds' average daily net assets. These guarantees may be discontinued at any time. If shareholders of each Fund were to approve the proposal to amend each Fund's fundamental investment objective, the Investment Manager and Schwab have voluntarily guaranteed that, through at least December 31, 1998, the total operating expenses of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond fund will not exceed 0.38% and 0.30%, respectively, of the Funds' average daily net assets. The expenses related to this proxy solicitation will be excluded from the calculations of each Fund's total operating expenses for purposes of the guarantees by the Investment Manager and Schwab.

MANAGEMENT OF THE FUNDS. Stephen B. Ward, the Trust's Senior Vice President and Chief Investment Officer, has overall day-to-day responsibility for management of each Fund's portfolio. The second paragraph in the prospectus under "Management of the Funds" is deleted.